                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                       SUPPLEMENT DATED FEBRUARY 12, 2007
                                       TO
                       PROSPECTUS DATED FEBRUARY 12, 2007

This Supplement applies to Venture Vision(R) and Venture Vantage(R) variable annuity contracts ("Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY of New York ("we," "us," "our") and distributed through an authorized representative of the selling firm that offers the Contracts to you.

You should read this Supplement together with the prospectus for the Contract you purchase, and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus.

                                  CONTRACTS FOR

                       VENTURE VISION(R) VARIABLE ANNUITY
                                       AND
                       VENTURE VANTAGE(R) VARIABLE ANNUITY

               ARE NOT AVAILABLE FOR SALE IN THE STATE OF NEW YORK

                       SUPPLEMENT DATED FEBRUARY 12, 2007

0207:60339   333-61283
             333-138846


                                        1